Accounting Policy Changes and Regional Restructure	12 Months Ended
Dec. 31, 2018
Disclosure Of Initial Application Of Standards Or Interpretations [Abstract]
Accounting Policy Changes and Regional Restructure

31 Accounting policy changes and regional restructure

Revisions to previously issued consolidated financial statements

Adoption of IFRS 15

With effect from 1 January 2018, the Group has adopted IFRS 15 Revenue from Contracts with Customers. In the 2018 financial statements the Group has fully revised prior periods, as permitted by the Standard, to ensure comparability of the income statement across prior periods. This standard requires certain payments to indirect customers, previously shown as marketing expenses, to be shown as deductions from revenue. This has reduced previously reported revenue for the year ended 31 December 2017 by £664 million (2016: £621 million), with a corresponding reduction in operating costs. In addition, due to the timing of the recognition of certain payments to indirect customers, previously reported revenue and operating profit for the twelve months ended 31 December 2017 has been reduced by a further £64 million (2016: £nil million). The impact on the Group Balance Sheet is disclosed below. In addition the above has also had an incidental impact on revenue policy included in note 1, note 2, note 6, note 7, note 13, note 19, note 22, note 29 and note 30(a).

Segment revision

In connection with the acquisition of RAI, the Group has revised its organisational structure. RAI is reported as a separate region (United States). The markets which previously comprised EEMEA merged with the Americas, Western Europe and Asia-Pacific to form three new regions. The markets in the Middle East merged with Asia-Pacific to form the Asia-Pacific and Middle East region (APME). The markets in East and Central Africa, West Africa and Southern Africa merged with the Americas region to form the Americas and Sub-Saharan Africa region (AmSSA). The markets in Russia, Ukraine, Caucasus, Central Asia, Belarus, Turkey and North Africa merged with the Western Europe region to form the Europe and North Africa region (ENA).

Accordingly the following disclosures have been revised in these consolidated financials:

-	Note 2 Segmental analyses
-	Note 9 Intangible assets
-	Note 26 Group employees

Adoption of new accounting standards effective 1 January 2018

Adoption of IFRS 9

In addition, with effect from 1 January 2018, the Group has adopted IFRS 9 Financial Instruments with no restatement of prior periods, as permitted by the Standard.

The cumulative impact of adopting the Standard, including the effect of tax entries, has been recognised as a restatement of opening reserves in 2018, and is £38 million, arising from the impairment of financial assets under the expected loss model. A simplified “lifetime expected loss model” is available for balances arising as a result of revenue recognition, by applying a standard rate of provision on initial recognition of trade debtors based upon the Group’s historical experience of credit loss modified by expectations of the future, and increasing this provision to take account of overdue receivables. Applying the requirements of IFRS 9 has resulted in a decrease of trade and other debtors of £45 million as at 1 January 2018.

IFRS 9 also changes the classification and measurement of financial assets. The category of available-for-sale investments (where fair value changes were deferred in reserves until disposal of the investment) has been replaced with the category of financial assets at Fair Value through Profit and Loss (for most investments) and the category of financial assets at Fair Value through Other Comprehensive Income (for qualifying equity investments), and the available-for-sale reserve at 1 January 2018 has been reclassified into retained earnings. In addition, certain loans and receivables which do not meet the measurement tests for amortised cost classification under IFRS 9 have been reclassified as financial assets at Fair Value through Profit and Loss at the same date. The Group has used the term “investments held at fair value” to refer to all of these financial assets both pre- and post- the adoption of IFRS 9.

	31 December 2017			Impact of IFRS 9		01 Jan 2018
	Reported	Adoption of IFRS 15	Revised	Financial assets reclass	Expected loss impairment	Revised for IFRS 9
	£m	£m	£m	£m	£m	£m
Assets
Non-current assets
Deferred tax assets	317	16	333	-	7	340
Trade and other receivables	756	-	756	(2)	-	754
Investments held at fair value	42	-	42	2	-	44
Other	125,957	-	125,957	-	-	125,957
Total non-current assets	127,072	16	127,088	-	7	127,095

Current assets
Trade and other receivables	4,053	-	4,053	(144)	(45)	3,864
Investments held at fair value	65	-	65	144	-	209
Other	9,848	-	9,848	-	-	9,848
Total current assets	13,966	-	13,966	-	(45)	13,921
Total assets	141,038	16	141,054	-	(38)	141,016

Equity
Capital and reserves
Share capital	614	-	614	-	-	614
Share premium, capital redemption and merger reserves	26,602	-	26,602	-	-	26,602
Other reserves	(3,395)	3	(3,392)	(9)	-	(3,401)
Retained earnings	36,983	(48)	36,935	9	(38)	36,906
Owners of the parent	60,804	(45)	60,759	-	(38)	60,721
Non-controlling interests	222	-	222	-	-	222
Total equity	61,026	(45)	60,981	-	(38)	60,943

Liabilities
Non-current liabilities
Other	64,468	-	64,468	-	-	64,468
Total non-current liabilities	64,468	-	64,468	-	-	64,468

Current liabilities
Trade and other payables	8,847	61	8,908	-	-	8,908
Other	6,697	-	6,697	-	-	6,697
Total current liabilities	15,544	61	15,605	-	-	15,605
Total equity and liabilities	141,038	16	141,054	-	(38)	141,016

Adoption of new accounting standards effective 1 January 2019

Adoption of IFRS 16

As set out in note 1, IFRS 16 Leases has mandatory effective date of implementation of 1 January 2019. The distinction between operating leases and finance leases is removed with the effect that virtually all leasing arrangements will be brought on to the balance sheet as financial obligations and ‘right-to-use’ assets.

In adopting IFRS 16, the Group will apply the modified retrospective approach consistently across the Group, with no restatement of prior periods, as permitted by the Standard. On the initial implementation of the Standard, previously recognised operating leases will be capitalised as right-to-use assets and financial liabilities will be recognised at the same initial value. The Group will take advantage of certain practical expedients available under the Standard including:

•	“grandfathering” previously recognised lease arrangements;
•	applying a single discount rate to a portfolio of leases with reasonably similar characteristics;
•	assessing whether a lease is onerous prior to applying the Standard;
•	applying hindsight in determining the lease term if the contract contains options to extend or terminate the lease; and
•	not applying the capitalisation requirements of the Standard to leases for which the lease term ends within 12 months of the date of initial application.

Going forward, the Group will also adopt several practical expedients under the Standard including:

•	not applying the requirements of IFRS 16 to leases of intangible assets;
•	applying the portfolio approach where appropriate to do so;
•	not applying the recognition and measurement requirements of IFRS 16 to short-term leases and to leases of low-value assets; and
•	not separating non-lease components from lease components (except in the case of property-related leases).

The anticipated impact of the new Standard to the Group’s balance sheet at 1 January 2019, and a reconciliation to reported leasing commitments in note 28, is shown below:

£m
Minimum lease commitments as disclosed in note 28	690
Additional commitments on the exercise of options	28
Low value leases and short-term leases excluded	(24)
Discounted to present value	(132)
To be capitalised as lease liabilities at 1 January 2019	562
Prepaid leases reclassified from receivables	3
To be capitalised as right-to-use assets at 1 January 2019	565

The weighted average incremental borrowing rate applied in discounting lease commitments was 5.76%.